SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2013
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES

Certain References

References to the “Company” in these Notes are to GFN and its consolidated subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN North America Corp., a Delaware corporation (“GFNNA”); GFN Manufacturing Corporation, a Delaware corporation (“GFNMC”), and its subsidiary, Southern Frac, LLC, a Texas limited liability company (collectively “Southern Frac”); Royal Wolf Holdings Limited, an Australian corporation publicly traded on the Australian Securities Exchange (“RWH”), and its Australian and New Zealand subsidiaries (collectively, “Royal Wolf”); Pac-Van, Inc., an Indiana corporation, and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation, doing business as (“d.b.a.”) “Container King” (collectively “Pac-Van”).

TABLE OF CONTENTS
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Item 5.07	Submission of Matters to a Vote of Security Holders	1

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Item 5.07. Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of the Company was held on December 5, 2013 in Pasadena, California. Stockholders of record at the close of business on October 9, 2013 were entitled to one vote for each share of common stock held. On October 18, 2013, there were 24,321,125 shares of common stock outstanding.

At the annual meeting, the stockholders of the Company voted on the following proposals:

1.           Proposal 1.  To elect two members of the Board of Directors, for the term indicated below. The nominees for director were elected by a vote of the stockholders as follows:

	For	Withheld	Broker Non-Votes

David M. Connell (three-year term)	13,676,235	118,341	8,319,123
Manuel Marrero (three-year term)	13,676,230	118,346	8,319,123

2.           Proposal 2.  Ratification of the selection of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014. The proposal was approved by a vote of stockholders as follows:

For	22,109,671
Against	2,903
Abstain	1,125
Broker non-votes	—

3.           Proposal 3.  Advisory vote to indicate support for the company's compensation philosophy, policies and implementation with respect to the Company's Named Executive Officers. The proposal was approved by a vote of stockholders as follows:

For	13,603,415
Against	167,501
Abstain	23,660
Broker non-votes	8,319,123

4.           Proposal 4.  Advisory vote on the frequency of future advisory votes on the compensation of executive officers. The proposal was approved by a vote of stockholders as follows:

Three Years	11,139,903
Two Years	203,368
One Year	2,444,333
Abstain	6,972

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: December 5, 2013	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
Vice President, General Counsel & Secretary

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